SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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VALIC COMPANY I
(Name of Registrant as Specified in Its Charter)
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VALIC COMPANY I
IMPORTANT NEWS FOR CONTRACT OWNERS QUESTIONS AND ANSWERS
IF VOTING BY MAIL INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS
VALIC COMPANY I
PROXY STATEMENT
PROPOSAL 1
PROPOSAL 2
ADDITIONAL INFORMATION
OTHER BUSINESS
ANNUAL REPORTS
SHAREHOLDER PROPOSALS
VOTING INFORMATION
HOUSEHOLDING
ADJOURNMENT

VALIC COMPANY I
2929 ALLEN PARKWAY
HOUSTON, TEXAS 77019

September 10, 2007
IMMEDIATE
Dear Participant:	ACTION REQUESTED
You are receiving the enclosed Proxy Statement because you owned interests in the Broad Cap Value Income Fund, Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, and/or the VALIC Ultra Fund, (collectively, the “Funds”) of VALIC Company I (“VC I”) as of the close of business on August 17, 2007.
The Proxy Statement describes two proposals:
-	A proposal to approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and American Century Global Investment Management, Inc. (“American Century Global”), which provides that American Century Global will manage a portion of the assets of the VALIC Ultra Fund; and

-	A proposal to approve an arrangement that would permit VALIC, on behalf of the Funds, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval (all Funds).
As the owner of a variable annuity contract or certificate issued by VALIC, you have the right to instruct VALIC how to vote your shares of the Funds at a special meeting of shareholders to be held on November 9, 2007. Before the meeting, I would like your vote on the important proposals described in the accompanying Proxy Statement. The Board of Directors of VC I has approved both proposals and recommends that you vote FOR the proposal(s) for which you are eligible to vote.
Should you have any questions on the enclosed Proxy Statement, please feel free to call VALIC Client Services at 1-800-448-2542. On behalf of the Board of Directors, I extend our appreciation for your continued support and investment.

Sincerely, EVELYN M. CURRAN President

IMPORTANT NEWS FOR CONTRACT OWNERS
QUESTIONS AND ANSWERS
Q. Why am I receiving this proxy statement?
A.	This proxy statement has been mailed to you so that you may vote on one or both proposals concerning your investment in one or more of the Funds. Although you are not directly a shareholder of a Fund, as an owner of a variable annuity contract or certificate (a “Contract”) issued by a Separate Account of VALIC, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract.
Q. What is being proposed?
A. There are two proposals to be considered at the meeting, as shown in the overview below.
Proposal 1
(Applicable to VALIC Ultra Fund shareholders only)
To approve a new Investment Sub-Advisory Agreement between VALIC and American Century Global.
Reason for the Proposal
A new sub-advisory agreement is being proposed to add a second sub-adviser to the Fund. If the agreement is approved, changes to the Fund’s investment strategy will be made and will coincide with the addition of American Century Global. American Century Investment Management, Inc., the current sub-adviser of the Fund, will continue to manage the majority of the Fund’s assets. Please see the Proxy Statement for detailed information regarding the changes to the investment strategy.
Proposal 2
(Applicable to shareholders invested in the Broad Cap Value Income, Capital Conservation, Foreign Value, Global Equity, Global Strategy, Large Cap Core, Large Capital Growth, Mid Cap Strategic Growth, Small Cap Special Values, Small Cap Strategic Growth, and VALIC Ultra Funds)
To approve an arrangement to permit VALIC (the investment adviser), on behalf of the Funds, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.
Reason for Proposal
Under current federal law, shareholders must approve an investment sub-advisory agreement with an investment sub-adviser. VALIC and VC I have received an exemption from this law so that they can enter into new sub-advisory contracts or modify existing sub-advisory contracts, with Board of Directors approval, provided shareholders receive the details in an information statement. This exemption may only be utilized if a Fund’s shareholders have authorized its use. The Board of Directors believes that VALIC would be able to minimize the costs and delays associated with holding future shareholder meetings if this Proposal is approved.
Q. How should I vote?
A.	First you should read the proxy statement. Then you may cast your vote. The Board of Directors recommends that you vote FOR each of the proposals for which you are eligible to vote.
Q: How do I vote my shares?
A:	You can provide voting instructions for shares beneficially held through your Contract by mail using the enclosed voting instruction card or in person at the special meeting. Please see “Instructions for Signing Voting Instruction Cards” on the next page.
Q. Whom may I contact if I have questions about the Proxy Statement?
A.	Please call 1-800-448-2542.
Q. How do I cast my vote?
A.	You can vote your shares by completing and signing the enclosed voting instruction card and mailing it in the enclosed postage-paid envelope. You may also use the telephone or Internet as described on your voting instruction card. You may also cast your vote by attending the meeting in person.

No matter how large or small your holdings may be, your vote counts, since VALIC, on behalf of the Separate Accounts, will vote Fund shares in the same proportions as the instructions received from you, the Contract owners. Please cast your vote on these important proposals as soon as possible.
To Our Deferred Compensation Contract Owners:
As the contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.
•	Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for each proposal on the card. We will then disregard any voting instructions received from individual participants.

•	Alternatively, if you want us to accept voting instructions from individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

IF VOTING BY MAIL
INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS
The following general rules for signing Voting Instruction Cards may be of assistance to you.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp	ABC Corp.

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp.
c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VALIC COMPANY I
Broad Cap Value Income Fund
Capital Conservation Fund
Foreign Value Fund
Global Equity Fund
Global Strategy Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Strategic Growth Fund
Small Cap Special Values Fund
Small Cap Strategic Growth Fund
VALIC Ultra Fund
2929 Allen Parkway
Houston, Texas 77019
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to Be Held on November 9, 2007
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Broad Cap Value Income Fund, Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, and VALIC Ultra Fund (collectively, the “Funds”) of VALIC Company I (“VC I”) will be held in Meeting Room 2, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. on Friday, November 9, 2007, for the following purposes:
1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and American Century Global Investment Management, Inc. with respect to the VALIC Ultra Fund;

2.	To approve an arrangement to permit VALIC, on behalf of the Funds, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval; and

3.	To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.
Only shareholders of record at the close of business on August 17, 2007, are entitled to vote at this meeting and any adjournment thereof.

By Order of the Board of Directors, NORI L. GABERT Secretary

PROXY STATEMENT
Special Meeting of Shareholders Of
VALIC Company I
Broad Cap Value Income Fund
Capital Conservation Fund
Foreign Value Fund
Global Equity Fund
Global Strategy Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Strategic Growth Fund
Small Cap Special Values Fund
Small Cap Strategic Growth Fund
VALIC Ultra Fund
To Be Held On November 9, 2007
This statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Broad Cap Value Income Fund, Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, and VALIC Ultra Fund (collectively, the “Funds”) of VALIC Company I (“VC I”) to be used at the Special Meeting of Shareholders (the “Meeting”), and any adjournments thereof, to be held on November 9, 2007, 2:00 p.m. at Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019.
VC I is an open-end management investment company organized as a Maryland corporation on December 7, 1984. VC I is authorized to issue shares of common stock. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative. The Funds commenced operations on December 5, 2005, except for the Capital Conservation Fund, which commenced operations on January 16, 1986.
The approximate date on which this Proxy Statement and form of proxy are first being mailed to Contract owners is September 10, 2007.
Although you are not directly a shareholder of the Fund(s), as an owner of a variable annuity or certificate (a “Contract”) issued by a Separate Account of The Variable Annuity Life Insurance Company (“VALIC”), you have the right to instruct the Separate Account on how to vote Fund shares that are attributable to your Contract. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners.

We are asking you to consider and vote on the following two proposals affecting the Fund(s) in which you own interests.
Proposal 1 (VALIC Ultra Fund Only)
To approve a new Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc. (“American Century Global”) with respect to the VALIC Ultra Fund.
Proposal 2 (All Funds listed)
To approve an arrangement to permit VALIC, on behalf of the Funds, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

PROPOSAL 1
To approve a new Investment Sub-Advisory Agreement between VALIC and American Century Global with respect to the VALIC Ultra Fund (the “Fund”)
General
On July 18, 2007, the Board of Directors approved the restructuring of the Fund’s investment strategy such that it will be managed by three portfolio management teams, each with a distinct investment strategy: a Growth Strategy, a Disciplined Growth Strategy and a Global Growth Strategy. American Century Investment Management, Inc. (“ACIM”), the Fund’s current sub-adviser and an affiliate of American Century Global, will manage the Growth and Disciplined Growth Strategies. With respect to the Global Growth Strategy, the Board approved the engagement of American Century Global to manage the strategy and approved a new investment sub-advisory agreement between VALIC and American Century Global with respect to the Fund (the “Sub-Advisory Agreement”). In conjunction with the change in investment strategy, the Fund’s name will also change to the “VALIC Growth Fund.”
Despite these investment strategy changes, the Fund’s principal investment objective, to seek long-term capital growth, will not change and the Fund will continue to invest in large-cap growth companies.
The Advisory Agreement
VC I contracted with VALIC (the “Advisory Agreement”) to furnish investment advisory and management services to the Fund and VALIC is paid an annual management fee, based on the Fund’s average daily net assets. VALIC may delegate its advisory functions to sub-advisers. Despite VALIC’s delegation of its advisory function to a sub-adviser with respect to the Fund, VALIC provides ongoing management supervision, policy direction and legal services to the Fund. The Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreement on July 18, 2007 for a one-year period. The initial sole shareholder of the Fund approved the Advisory Agreement on June 16, 2005.
As compensation for VALIC’s services to the Fund under the Advisory Agreement, VC I pays VALIC monthly an annual fee based on the Fund’s average daily net assets. VALIC has contractually agreed to cap certain expenses of the Fund by waiving a portion of its advisory fee or reimbursing certain expenses, should the Fund’s annual operating expenses exceed 0.95%. The Fund’s expense waivers and fee reimbursements will continue through September 30, 2008.
During the fiscal year ended May 31, 2007, the VALIC Ultra Fund paid to VALIC $8,774,644, or 0.82% of average net assets, for advisory services rendered.

Information about American Century Global
American Century Global is a wholly-owned subsidiary of ACIM, which in turn is a wholly-owned subsidiary of American Century Companies, Inc. American Century Global is located at 666 Third Avenue, 23rd Floor, New York, NY 10017. American Century Companies, Inc. and ACIM are located at Main Street, Kansas City, Missouri 64111. American Century Global and its affiliates have been managing mutual funds since 1958. As of June 30, 2007, American Century Global and its affiliates managed over $104 billion in assets under management.
The following chart lists the principal executive officers and directors of American Century Global and their principal occupations.

Position with American Century Global and
Name	Principal Occupation
Enrique Chang	President, CEO and Chief Investment Officer
James E. Stowers, Jr.	Director
Jonathan S. Thomas	Director and Executive Vice President
Jon W. Zindel	Senior Vice President, CFO and CAO
Charles A. Etherington	Senior Vice President and General Counsel
Mark S. Kopinski	Senior Vice President and Senior Portfolio Manager
David C. Tucker	Senior Vice President
The business address for the officers and directors is 4500 Main Street, Kansas City, MO 64111, except for Mr. Kopinski, whose business address is 666 Third Avenue, 23rd Floor, New York, NY 10017.
The Sub-Advisory Agreement
At a meeting held on July 18, 2007, the Board, including the Independent Directors, unanimously approved the Sub-Advisory Agreement.
Under the Sub-Advisory Agreement, American Century Global will provide an investment program for the Fund and will be responsible for the investment and reinvestment of a portion of the Fund’s assets. American Century Global will be responsible for selecting securities for the Fund, subject to VALIC’s oversight. American Century Global may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. American Century Global shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of American Century Global’s obligations or duties.

Advisory and Sub-advisory Fees
In connection with the addition of American Century Global and the change of the Fund’s investment strategy, the Board approved a reduction to the advisory fee payable to VALIC with respect to the Fund, which reduction is contingent upon approval of the Sub-Advisory Agreement. The current and proposed advisory fees are as follows:

Current Advisory Fee	Proposed Advisory Fee
0.89% on the first $250 million;	0.83% on the first $250 million;
0.84% on the next $250 million;	0.78% on the next $250 million;
0.79% on the next $500 million;	0.73% on the next $500 million;
0.74% over $1.0 billion	0.68% over $1.0 billion
If Proposal 1 is approved by Fund shareholders, the changes to the Fund, including the advisory fee reduction will become effective on or about December 10, 2007. If the Proposed Advisory Fee had been in effect for the fiscal year ended May 31, 2007, VALIC would have earned $8,134,427, which is $640,217 less than what VALIC actually earned during such period.
As compensation for American Century Global’s services under the Sub-Advisory Agreement, VALIC will monthly pay a fee for the portion of the Fund’s assets invested by American Century Global at an annual rate of 0.51% on the first $500 million, 0.47% on the next $500 million, 0.43% on the next $500 million, and 0.40% on assets over $1.5 billion. If Proposal 1 is approved by Fund shareholders, the sub-advisory fee payable to ACIM will be reduced to the same rate payable to American Century Global, effective December 10, 2007.
ACIM received $5,553,878 for sub-advisory services rendered for the year ended May 31, 2007. If ACIM and American Century Global had both served as sub-advisers for such period, they would have received $5,190,520, which is $363,358 or 6.54% less than was actually paid to ACIM during the period. In addition, if both the proposed advisory fee and sub-advisory fee rates had been in effect during such period, VALIC would have retained approximately $276,859, or 8.60% less than it actually retained during the period.
Investment Strategy Changes
If approved by Fund shareholders, the Fund will no longer be managed in a similar manner to the American Century Ultra Fund and the current ACIM portfolio managers will no longer manage the Fund. Upon instituting such changes, the allocation of the Fund’s assets between the three strategies would be as follows: Growth Strategy (65%), Disciplined Growth Strategy (20%-35%) and the Global Growth Strategy (0-15%). VALIC, as investment adviser, will have the discretion to allocate assets among the three strategies.

Each Strategy will be managed by a different team of portfolio managers. ACIM will manage the Growth and Disciplined Growth Strategies and American Century Global will manage the Global Growth Strategy. The Fund will continue to seek long-term capital growth and its benchmark will remain the Russell 1000® Growth Index. Although the Fund’s investment strategy would change, its risk profile would remain the same. Below is more detailed information about the proposed investment strategies.
Growth and Global Growth Strategies. For the assets invested pursuant to the Growth and Global Growth Strategies, ACIM and American Century Global will look for stocks of companies they believe will increase in value over time, using a proprietary investment strategy. In implementing the strategy, each sub-adviser will use a bottom-up approach to stock selection. This means that each sub-adviser will make its investment decisions based primarily on the analysis of individual companies, rather than on broad economic forecasts. Management of the Fund will be based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.
With respect to the Growth Strategy, ACIM invests primarily in larger sized U.S. companies, but also may invest in securities of foreign companies, including companies located in emerging markets.
With respect to the Global Growth Strategy, American Century Global will invest primarily in equity securities of issuers located in developed countries world-wide (including the United States). In addition, the portfolio managers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.
Disciplined Growth Strategy. ACIM will utilize quantitative management techniques in a two-step process. In the first step, the managers rank stocks, primarily from the 1,500 largest publicly traded companies in the United States (measured by the value of their stock), from most attractive to least attractive. This is determined using a stock selection model that focuses primarily on measures of a stock’s growth potential and earnings sustainability.
In the second step, ACIM will use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The sub-adviser generally sells stocks from the Fund’s portfolio when they believe:
• a stock becomes too expensive relative to other stock opportunities;
• a stock’s risk parameters outweigh its return opportunity;
• more attractive alternatives are identified; or
• specific events alter a stock’s prospects.
The goal of the Disciplined Growth Strategy is to provide better returns than the Russell 1000® Growth Index without taking on significant additional risk.
Other Portfolios Managed by American Century Global
American Century Global serves as the adviser of the following fund, which has an investment objective and strategy similar to the portion of the Fund that it will manage:

	Assets
	(as of 6/30/07)	Advisory Fee
Fund Name	(in millions)	Rate
American Century Global Growth I Fund	$484.5	1.30%
(Investor Class)
American Century Global did not waive or reimburse any portion of its advisory fee with respect to the American Century Global Growth I Fund.
Board Considerations
In making its determination to approve the Sub-Advisory Agreement, the Board received materials including: (1) the nature, extent and quality of services to be provided by American Century Global; (2) American Century Global’s sub-advisory fee rate, compared to the sub-advisory fee rates of other multi-cap growth funds (“Peer Group”), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Fund compared to its benchmark and the performance of a group of multi-cap growth funds; (4) the costs of services and the benefits potentially derived by American Century Global; (5) the terms of the Sub-Advisory Agreement; (6) whether the Fund will benefit from possible economies of scale by engaging American Century Global as a sub-adviser and the profitability of VALIC and American Century Global; and (7) information regarding American Century Global’s compliance and regulatory history.
The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration and approval of the Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions during which such independent counsel provided guidance to the Independent Directors.
Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided by American Century Global. The Board noted that American Century Global would manage a portion of the Fund’s assets (ranging from 0-15%) on a day-to-day basis, which services would include providing investment research, advice and supervision, and determining which Fund securities should be purchased or sold. It was noted that American Century Global currently serves as a sub-adviser to the VC I International Growth I Fund.
The Board also reviewed the qualifications, background and responsibilities of American Century Global’s portfolio managers who would be responsible for managing the Fund’s assets that are invested globally, and other American Century Global investment and compliance personnel. The Board, including a majority of the Independent Directors, concluded that the scope and quality of advisory services to be provided under the Sub-Advisory Agreement were satisfactory and that American Century Global has the resources to attract and retain highly qualified investment professionals.
Fees and Expenses. The Board considered that American Century Global was being added as a co-sub-adviser to the Fund. The Board noted that the Fund’s contractual sub-advisory fees were above the median of its Sub-advisory Expense Group/Universe but that the addition of American Century Global (and the sub-advisory fee reduction that ACIM has agreed to if Proposal 1 is approved) will reduce the Fund’s sub-advisory fees. The Board also considered that, if Proposal 1 is approved, the Fund’s advisory fee rate reduction will be greater than the sub-advisory fee rate reduction (on a dollar basis) and that, as a result, VALIC will retain less of its advisory fees than prior to such reductions going into effect. On the basis of the information considered, the Board concluded that the sub-advisory fee payable to American Century Global is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.
Investment Performance. Management reported that the rationale for restructuring the Fund and adding American Century Global as a sub-adviser was due, in part, to the Fund’s performance. The Board received and reviewed information regarding the Fund’s investment performance compared against the performance of its benchmark and funds in its Peer Group. The Board considered that the Fund’s performance trailed the median of its Peer Group/Universe, Russell 1000 Growth Index and the Morningstar Large Cap Growth Category for the one-year period.
In addition, the Board considered VALIC’s presentation of quantitative analyses that reflected that the performance of proposed investment structure/strategy (Growth Strategy (65%), Disciplined Growth Strategy (20%) and the Global Growth Strategy (15%)), which showed that the proposed strategy had stronger performance versus the Fund for the one-year period and stronger performance versus the American Century Ultra Fund for the one- and three-year periods. The Board concluded that VALIC was addressing the Fund’s performance by proposing the restructuring of the Fund and the addition of a co-sub-adviser.
Profitability and Economies of Scale. It was noted that the sub-advisory fees payable to American Century Global will be paid by VALIC out of the advisory fees it receives from the Fund and that such fee is negotiated at arms-length. The Board determined that the profitability to American Century Global therefore is not a material factor in their consideration of the Sub-Advisory Agreement. For similar reasons, the potential for the Fund to experience economies of scale from American Century Global’s management of the Fund was not considered a material factor in the Board’s approval of the Sub-Advisory Agreement, although the Board noted that the sub-advisory fee rate of the Fund include breakpoints that will reduce the fee rate on assets above specified levels.
Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the Sub-Advisory Agreement including the duties and responsibilities undertaken by American Century Global. The Sub-Advisory Agreement will last for an initial term of two years with respect to the Fund and may be renewed annually thereafter, if approved by the Board and a majority of the Independent Directors. The Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days’ written notice. The Board concluded that the terms of the Sub-Advisory Agreement were reasonable.
Conclusions. In reaching its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and their deliberations, the Board, including the Independent Directors, concluded that it was reasonable to approve the Sub-Advisory Agreement.
VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholders of the Fund do not approve the Sub-Advisory Agreement, the Board will consider options to assure the receipt of sub-advisory services.
The Board unanimously recommends that shareholders of the Fund vote FOR approval of the Sub-Advisory Agreement.

PROPOSAL 2
To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.
Discussion
VALIC is an investment adviser registered with the Securities and Exchange Commission (“SEC”). As the investment adviser to VC I, VALIC has the overall responsibility for the general management and day-to-day operations of the Funds, but may employ one or more investment sub-advisers to make the investment decisions for the Funds. Management proposes that VALIC, with the approval of the Board, be permitted to enter into, terminate, replace or modify sub-advisory agreements on behalf of the Funds without obtaining the prior approval of a majority of the outstanding voting securities of the Funds, as is otherwise required by Section 15 of the Investment Company Act of 1940 Act, as amended (the “1940 Act”).
As discussed below, this management arrangement may enable the Funds to operate more efficiently because VALIC would be able to modify sub-advisory arrangements from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve the Proposal, the Board will consider approval of any sub-advisory changes that VALIC proposes in the future to ensure that the changes are in the best interests of the effected Fund and its shareholders. For these and other reasons discussed below, the Board recommends that shareholders vote FOR the Proposal.
The Multi Manager Order
VALIC and VC I were issued an exemptive order by the SEC on September 9, 1998 (the “Multi Manager Order”) exempting them from certain provisions of the 1940 Act which normally require an adviser to obtain formal shareholder approval prior to engaging and entering into sub-advisory agreements with sub-advisers. The relief is based on the conditions set forth in the Multi Manager Order that, among other things: (i) VALIC will select, monitor, evaluate and allocate assets to the sub-advisers and oversee the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions; (ii) before a Fund advised by VALIC may rely on the Multi Manager Order, the Multi Manager Order must be approved by the shareholders of the Funds operating under the Multi Manager Order; (iii) VC I will provide to shareholders certain information about a new sub-adviser; (iv) VC I will disclose in its prospectus the existence, substance and effect of the Multi Manager Order; and (v) the Directors, including a majority of the Directors who are not “interested persons” of VC I (the “Independent Directors”) within the meaning of Section 2(a)(19) of the 1940 Act, must approve each sub-advisory agreement in the manner required under the 1940 Act.

In addition, the Multi Manager Order does not permit VC I to enter into an agreement with a sub-adviser that is an affiliate of VALIC, VC I, or a Fund or to change the sub-advisory fee to be paid to an affiliated sub-adviser, without shareholder approval.
The Investment Advisory Agreement
Under the Investment Advisory Agreement between VALIC and VC I (the “Advisory Agreement”), VALIC supervises the purchase and sale of a Fund’s investments and oversees the Fund’s day-to-day operations. The Advisory Agreement expressly permits VALIC to appoint sub-advisers for the purpose of providing investment management services as set forth in the sub-advisory agreements. VALIC is responsible for recommending to the Board the hiring, termination and replacement of sub-advisers; supervising and evaluating the performance of sub-advisers; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any sub-advisory agreement, including the fees. Although VALIC and the Board currently may not appoint a new sub-adviser for the Funds without shareholder approval, they may terminate a sub-advisory agreement or begin the process of selecting a new sub-adviser for the Funds at any time, including prior to the Meeting.
Recommendation
The Board believes that allowing VALIC to negotiate and enter into new or modified sub-advisory arrangements for the Fund without incurring the expenses or delays of obtaining shareholder approval is in the best interests of the Funds’ shareholders and will allow the Funds to operate more efficiently. Currently, in order for VALIC to appoint a sub-adviser or materially modify a sub-advisory agreement with respect to the Funds, VC I must hold a special shareholder meeting and solicit votes from the Funds’ shareholders. If shareholders approve the proposed management arrangement, in the future, the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and VALIC believe that the appointment would benefit the Funds and their shareholders. Shareholders would receive an information statement concerning the change within 90 days after the new sub-adviser is approved, rather than a proxy statement, and no shareholder meeting would be called. Further, the Board believes that it is appropriate to allow VALIC to negotiate and renegotiate sub-advisory arrangements for the Funds in light of VALIC’s significant experience and expertise.
Moreover, the Board will provide oversight of the sub-adviser selection process to help ensure that shareholders’ interests are protected, if VALIC selects a new sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Directors, will evaluate and would have to approve all new sub- advisory agreements, as well as any modifications to all sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers.
The Board received materials relating to this proposal in advance of the meeting at which the Multi Manager Order was considered, and had the opportunity to ask questions and request further information in connection with such consideration. Based on their consideration of the above factors and other information that they deemed relevant, the Board, including a majority of the Independent Directors, voted to approve the submission of the proposed arrangement to shareholders of the Funds for their approval.
VOTE REQUIRED: Approval of Proposal 2 by a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund. As defined in the 1940 Act, the required majority is the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.
The Board recommends that shareholders vote FOR the arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval, with respect to all Funds.
ADDITIONAL INFORMATION
Information about VALIC
VALIC is a stock life insurance company and is a wholly-owned subsidiary of American General Life Insurance Company (“AGLIC”), which is itself a wholly-owned subsidiary of AGC Life Insurance Company, which is wholly-owned by American General Corporation (“AGC”). AGC is a wholly-owned subsidiary of American International Group, Inc. (“AIG”). American General Distributors, Inc. (“AGDI”) serves as the principal underwriter to VC I. VALIC, AGDI, AGLIC and AGC are located at 2929 Allen Parkway, Houston, Texas 77019. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270.
Description of the Advisory Agreement. Under the Advisory Agreement and to the extent VALIC has not delegated its advisory functions to a sub-adviser, VALIC 1) provides an investment program for the Funds; 2) is responsible for the investment and reinvestment of the Funds’ assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities; 3) performs research, statistical analysis and continuous supervision of the Funds’ investment portfolio; 4) furnishes office space, equipment and personnel for managing the day-to-day operations; 5) uses its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions; and 6) remits promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with the Fund’s portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.
Under the Advisory Agreement, VALIC bears the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of VALIC. The Advisory Agreement also provides that VALIC shall not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days’ written notice. Termination has to be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.
VALIC Officers and Directors. The following chart lists the principal executive officers and directors of VALIC and their principal occupations, if different from their positions with VALIC. The business address of each director is 2929 Allen Parkway, Houston, TX 77019, with the exception of Mr. Wintrob whose address is 1 SunAmerica Center, Los Angeles, CA 90067, and Mr. Swift whose address is 70 Pine St., New York, NY 10270.

Name	Position with VALIC and Principal Occupation
Jay S. Wintrob	Director; President and CEO AIG Retirement Services
Bruce R. Abrams	Director; President and CEO of VALIC
Michael J. Akers	Director; Senior V.P. & Chief Actuary of VALIC
N. Scott Gillis	Director; Senior Vice President and CFO of VALIC
Sharla A. Jackson	Director; Executive V.P. — Operations of VALIC
Kathleen McCutcheon	Director; Senior V.P. — Human Resources of VALIC
Christopher J. Swift	Director; CFO — AIG Retirement Services
Evelyn M. Curran, the President of VC I, is also an officer of VALIC.
Service Agreements with Affiliates
VC I has entered into an Administrative Services Agreement with AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”) to provide certain accounting, administrative and legal services to the Fund. Pursuant to the Administrative Services Agreement, AIG SAAMCo provides administrative services to the Fund, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund, legal support services and other services. Pursuant to the Administrative Services Agreement, VC I pays AIG SAAMCo an annual fee of 0.07% based on average daily net assets. For the fiscal year ended May 31, 2007, the VALIC Ultra Fund paid AIG SAAMCo $747,294 for administrative services.
VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost. For the fiscal year ended May 31, 2007, the VALIC Ultra Fund paid $1,450 for transfer agent services.
Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC I’s agent in the distribution of Fund shares to the Separate Accounts.
Transactions with Affiliated Brokers
American Century Global does not typically participate in transactions with affiliated brokers. There is no affiliation between American Century Global or any person affiliated with American Century Global or the Fund and any broker-dealer that may execute a transaction for the Fund.
OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the President of VC I, Evelyn M. Curran, the Vice President and Secretary of VC I, Nori L. Gabert, the Treasurer of VC I, Gregory R. Kingston, and the Assistant Secretary of VC I, Mark Matthes, will vote on the matters in accordance with their judgment.
ANNUAL REPORTS
The audited Annual Report to Shareholders of VC I is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
•	write to: VC I, 2929 Allen Parkway, Houston, Texas 77019

•	call (800) 448-2542, or

•	access the Report through the Internet at www.aigvalic.com

SHAREHOLDER PROPOSALS
VC I is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Vice President and Secretary of VC I, 2929 Allen Parkway, Houston, Texas 77019.
VOTING INFORMATION
Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by the Funds. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.
VC I shareholders of record at the close of business on Friday, August 17, 2007 (“Record Date”), are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date, as described on the first page of this Proxy Statement. When a matter comes up for vote, the Separate Accounts will vote all shares in the same proportion as the unit votes actually received.
To VALIC’s knowledge, no person owns a Contract to the extent that they would be entitled to give voting instructions regarding as much as 5% of the outstanding shares of the Fund. The directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of the Fund outstanding as of June 30, 2007.
Quorum Requirements: A quorum for the Meeting occurs if a majority of the outstanding shares of common stock entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.
Please vote at your earliest convenience. If you mail your proxy cards, please mail them early enough to be delivered prior to the Meeting.
A proxy may be revoked at any time before the Meeting or during the Meeting by oral or written notice to Nori L. Gabert, 2929 Allen Parkway, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposals.

As of the Record Date, as shown on the books of the Funds, the following units were issued and outstanding:

Units
Fund	Outstanding
Broad Cap Value Income Fund	23,374,756
Capital Conservation Fund	60,264,909
Foreign Value Fund	809,540,737
Global Equity Fund	340,352,485
Global Strategy Fund	385,034,674
Large Cap Core Fund	68,664,698
Large Capital Growth Fund	466,833,964
Mid Cap Strategic Growth Fund	237,769,902
Small Cap Special Values Fund	297,034,557
Small Cap Strategic Growth Fund	135,891,889
VALIC Ultra Fund	966,004,390
HOUSEHOLDING
Each Contract owner will receive a single copy of this Proxy Statement even if you own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive an additional copy of this Proxy Statement, please call us toll-free at 800-448-2542 or contact us at 2929 Allen Parkway, Houston, Texas 77019 and we will send you an individual copy.
ADJOURNMENT
In the event that sufficient votes in favor of the Proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the Meeting, Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston or Mark Matthes may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. Ms. Gabert, Mr. Kingston, Ms. Curran or Mr. Matthes will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

APPENDIX A
INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT made this       day of                     , 2007, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (“VALIC”), and AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC., hereinafter referred to as the “SUB-ADVISER.”
VALIC and the SUB-ADVISER recognize the following:
(a) VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).
(b) VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.
(c) VC I currently consists of thirty-two portfolios (“Funds”):
Asset Allocation Fund
Blue Chip Growth Fund
Broad Cap Value Income Fund
Capital Conservation Fund
Core Equity Fund
Core Value Fund
Foreign Value Fund
Global Equity Fund
Global Social Awareness Fund
Global Strategy Fund
Government Securities Fund
Growth & Income Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100® Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small Cap Strategic Growth Fund
Stock Index Fund
VALIC Growth Fund
Value Fund
In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).
(d) The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e) VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for the assets of the Covered Funds.
VALIC and the SUB-ADVISER agree as follows:
1. Services Rendered and Expenses Paid by the SUB-ADVISER
The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER in writing shall:
(a)	manage the investment and reinvestment of the assets of the Covered Funds, including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs;

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.
The SUB-ADVISER will assist the Covered Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Funds for which the SUB-ADVISER has responsibility on a quarterly basis (unless otherwise agreed upon by the parties hereto) and at such other times as VALIC shall reasonably request.
In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Funds the best execution of portfolio transactions. The SUB-ADVISER is responsible for decisions to buy and sell securities for the Covered Funds, broker-dealer selection, and negotiation of brokerage commission rates. Subject to approval by VC I’s Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Funds to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. Notwithstanding the above, nothing shall require the SUB-ADVISER to use a broker that provides research services or to use a particular broker recommended by VALIC.

The SUB-ADVISER may aggregate, or, if appropriate, cross sales and purchase orders of securities held by the Covered Funds with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Funds considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. If any trades are crossed, SUB-ADVISER may charge the Covered Funds for reasonable expenses incurred in such cross-trades, excluding brokerage commissions, fees (other than customary transfer fees), or other remuneration paid in connection with the transaction. A transaction fee charged by a brokerage or a custodial bank will be considered a customary transfer fee for purposes of this Agreement. VALIC acknowledges that the determination of such economic benefit to the Covered Funds by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.
VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Funds’ Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Funds and to execute for each Covered Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Funds as the SUB-ADVISER deems necessary or desirable, direct the Covered Funds’ Custodian to deposit for the Covered Funds original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.
The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report quarterly to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Funds’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such quarterly and special reports as VALIC and VC I’s Board of Directors may reasonably request, in a format to be agreed upon by VALIC and the SUB-ADVISER. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested by such regulatory authorities in order to ascertain whether the operations of the Covered Funds are being conducted in a manner consistent with applicable laws and regulations.
The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or the Fund to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Funds and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I.
Should VALIC at any time make any definite determination as to a change in any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.
The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Funds. The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.
The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or the Fund other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.
Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.
The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets.
The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with class action lawsuits involving portfolio securities owned by the Covered Funds.
2. Compensation of the SUB-ADVISER
VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.
The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in VC I’s Declaration, for each business day during a given calendar month. VALIC shall pay this fee to the SUB-ADVISER for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month, and shall include or be supplemented by such supporting documentation as SUB-ADVISER shall reasonably request. Wire instructions are attached as Schedule B to this Agreement.
If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.
The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.
3. Scope of the SUB-ADVISER’s Activities
VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with the SUB-ADVISER’s allocation policy. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.
Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.
The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in a Covered Fund, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that a Covered Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Funds complies with such Code diversification provisions, as directed by VALIC.
4. Representations of the SUB-ADVISER and VALIC
The SUB-ADVISER represents, warrants, and agrees as follows:
(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.
VALIC represents, warrants, and agrees as follows:
VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
5. Term of Agreement
This Agreement shall become effective as to the Covered Funds set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of a Covered Fund’s outstanding voting securities.
This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Funds; provided that the termination of an Interim Investment Advisory Agreement between VC I and VALIC, pursuant to Rule 15a-4 under the 1940 Act upon shareholder approval of a definitive Investment Advisory Agreement with respect to a Covered Fund, shall not result in the termination of this Agreement as to such Covered Fund. The Agreement may be terminated as to any Covered Funds at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.
6. Other Matters
The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.
The SUB-ADVISER agrees that all books and records which it maintains for the Covered Funds are the Covered Funds’ property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided that VALIC reimburses the SUB-ADVISER for its reasonable expenses in making duplicate copies of such books and records for SUB-ADVISER’s files. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.
VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, Articles and Bylaws, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it. VALIC will inform SUB-ADVISER of any anticipated changes to the investment objectives and/or restrictions of the Covered Funds as soon as reasonably practicable.
The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Funds in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.
VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Funds or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Funds as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.
VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Funds, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC specifically for inclusion in such documents.
The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of a failure by SUB-ADVISER to provide the services or furnish the materials required under the terms of this Investment Sub-Advisory Agreement, to the extent of and as a result of the willful misconduct, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER, any of SUB-ADVISER’s employees or representatives; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Funds to the extent any such statement or omission was made in reliance on information provided by the SUB-ADVISER to VALIC specifically for inclusion in such documents.
7. Invalid Provision
The invalidity or enforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if such provision were omitted.

8. Amendment and Waiver
Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.
9. Notices
All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	If to SUB-ADVISER:

Attn: Nori L. Gabert, Esq.
2929 Allen Parkway
Houston, Texas 77019
Tel: (713) 831-5165
The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

The Variable Annuity Life	American Century Global
Insurance Company	Investment Management, Inc.
By:	By:
Title:	Title:

ATTEST:	ATTEST:
SCHEDULE A
SUB-ADVISER shall manage a portion of the assets of the following Covered Funds and shall be compensated on that portion, as follows:

Covered Funds	Fee
International Growth I Fund	.65% on the first $250 million
.55% on the next $250 million
.50% over $500 million

VALIC Growth Fund*	0.51% on the first $500 million
0.47% on the next $500 million
0.43% on the next $500 million, and
0.40% on assets over $1.5 billion

*	For the purposes of determining whether the Fund’s assets meet the breakpoint set forth herein, the portion of the Fund’s assets managed by the Subadviser and the Fund’s assets managed by American Century Investment Management, Inc. shall be aggregated.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY MEMBER AMERICAN INTERNATIONAL GROUP INC. P.O. BOX 9132 HINGHAM, MA 02043-9132 VOTING OPTIONS VOTING BY TELEPHONE VOTING BY INTERNET VOTING BY MAIL 1. Read the accompanying Proxy Statement 1. Read the accompanying Proxy Statement 1. Read the accompanying Proxy Statement and the Consolidated Voting Instruction and the Consolidated Proxy Card. and the Consolidated Voting Instruction Card. Card. 2. Call the toll-free number 1-888-221-0697. 2. Please mark, sign and date your Voting 2. Go to Web site www.proxyweb.com. Instruction Card. 3. Follow the recorded instructions. 3. Follow the instructions provided. 3. Return the Voting Instruction Card in the postage-paid envelope provided. BROAD CAP VALUE INCOME FUND • CAPITAL CONSERVATION FUND • FOREIGN VALUE FUND GLOBAL EQUITY FUND • GLOBAL STRATEGY FUND • LARGE CAP CORE FUND • LARGE CAPITAL GROWTH FUND MID CAP STRATEGIC GROWTH FUND • SMALL CAP SPECIAL VALUES FUND SMALL CAP STRATEGIC GROWTH FUND • VALIC ULTRA FUND 999 999 999 999 99 VALIC COMPANY I VOTING INSTRUCTION CARD The undersigned shareholder of the above referenced Funds, hereby votes all the shares of the Funds which the undersigned is entitled to vote as of August 17, 2007, the record date, at the Special Meeting of Shareholders (the “Meeting”) to be held at 2919 Allen Parkway, Meeting Room 2, Houston, Texas, on November 9, 2007 at 2:00 p.m., Central time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Notice of Meeting and accompanying Proxy Statement is hereby acknowledged. PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE Date, 2007 Date: Signature(s) (Please sign in box) NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title. Card Code

Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING: FOR AGAINST ABSTAIN 1. To approve a new Investment Sub-Advisory Agreement between The Variable Annuity [ ] [ ] [ ] Life Insurance Company (“VALIC”) and American Century Global Investment Management, Inc., with respect to the VALIC Ultra Fund. 2. To approve an arrangement to permit VALIC, on behalf of the following Funds, to [ ] [ ] [ ] terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval: Broad Cap Value Income Fund Large Capital Growth Fund Capital Conservation Fund Mid Cap Strategic Growth Fund Foreign Value Fund Small Cap Special Values Fund Global Equity Fund Small Cap Strategic Growth Fund Global Strategy Fund VALIC Ultra Fund Large Cap Core Fund PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY MEMBER AMERICAN INTERNATIONAL GROUP INC. P.O. BOX 9132 HINGHAM, MA 02043-9132 BROAD CAP VALUE INCOME FUND CAPITAL • CONSERVATION FUND • FOREIGN VALUE FUND GLOBAL EQUITY FUND • GLOBAL STRATEGY FUND • LARGE CAP CORE FUND LARGE CAPITAL GROWTH FUND • MID CAP STRATEGIC GROWTH FUND SMALL CAP SPECIAL VALUES FUND • SMALL CAP STRATEGIC GROWTH FUND • VALIC ULTRA FUND GROUP AUTHORIZATION CARD VALIC COMPANY I THE VARIABLE ANNUITY LIFE INSURANCE COMPANY This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposals in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope. The undersigned hereby instructs VALIC Separate Account A and/or VALIC Separate Account C, as applicable, to vote all shares of the above-named funds of VALIC Company I which are attributable to the Group Contract, pursuant to the instructions received from individual participants, at the Special Meeting of Shareholders to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on Friday, November 9, 2007, at 2:00 p.m., Central Time and at any adjournment thereof. PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Date: Signature: Print Name: Title: Telephone #:

Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING: FOR AGAINST ABSTAIN 1. To approve a new Investment Sub-Advisory Agreement between The [ ] [ ] [ ] Variable Annuity Life Insurance Company (“VALIC”) and American Century Global Investment Management, Inc., with respect to the VALIC Ultra Fund. 2. To approve an arrangement to permit VALIC, on behalf of the following [ ] [ ] [ ] Funds, to terminate, replace or add sub-advisers or modify sub- advisory agreements without shareholder approval: Broad Cap Value Income Fund Large Capital Growth Fund Capital Conservation Fund Mid Cap Strategic Growth Fund Foreign Value Fund Small Cap Special Values Fund Global Equity Fund Small Cap Strategic Growth Fund Global Strategy Fund VALIC Ultra Fund Large Cap Core Fund PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY P.O. BOX 9132 HINGHAM, MA 02043-9132 BROAD CAP VALUE INCOME FUND CAPITAL CONSERVATION FUND FOREIGN VALUE FUND GLOBAL EQUITY FUND GLOBAL STRATEGY FUND LARGE CAP CORE FUND LARGE CAPITAL GROWTH FUND MID CAP STRATEGIC GROWTH FUND SMALL CAP SPECIAL VALUES FUND SMALL CAP STRATEGIC GROWTH FUND VALIC ULTRA FUND VALIC COMPANY I PROXY CARD The undersigned shareholder of the above referenced Fund, hereby votes all the shares of the Fund which the undersigned is entitled to vote as of August 17, 2007, the record date, at the Special Meeting to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Friday, November 9, 2007, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged. [VALIC SEPARATE ACCOUNT A] [VALIC SEPARATE ACCOUNT C] 2929 ALLEN PARKWAY Date: HOUSTON, TEXAS 77019 Signature(s) (and Title(s), if applicable) Note: If you plan to vote by mail, please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guarding, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING: FOR AGAINST ABSTAIN 1. To approve a new Investment Sub-Advisory Agreement between The [ ] [ ] [ ] Variable Annuity Life Insurance Company (“VALIC”) and American Century Global Investment Management, Inc., with respect to the VALIC Ultra Fund. 2. To approve an arrangement to permit VALIC, on behalf of the following [ ] [ ] [ ] Funds, to terminate, replace or add sub-advisers or modify sub- advisory agreements without shareholder approval: Broad Cap Value Income Fund Large Capital Growth Fund Capital Conservation Fund Mid Cap Strategic Growth Fund Foreign Value Fund Small Cap Special Values Fund Global Equity Fund Small Cap Strategic Growth Fund Global Strategy Fund VALIC Ultra Fund Large Cap Core Fund

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY P.O. BOX 9132 HINGHAM, MA 02043-9132 BROAD CAP VALUE INCOME FUND CAPITAL CONSERVATION FUND FOREIGN VALUE FUND GLOBAL EQUITY FUND GLOBAL STRATEGY FUND LARGE CAP CORE FUND LARGE CAPITAL GROWTH FUND MID CAP STRATEGIC GROWTH FUND SMALL CAP SPECIAL VALUES FUND SMALL CAP STRATEGIC GROWTH FUND VALIC ULTRA FUND VALIC COMPANY I PROXY CARD The undersigned shareholder of the above referenced Fund, hereby votes all the shares of the Fund which the undersigned is entitled to vote as of August 17, 2007, the record date, at the Special Meeting to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Friday, November 9, 2007, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged. [THE VARIABLE ANNUITY LIFE INSURANCE COMPANY] [SEED MONEY] 2929 ALLEN PARKWAY Date: HOUSTON, TEXAS 77019 Signature(s) (and Title(s), if applicable) Note: If you plan to vote by mail, please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guarding, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING: FOR AGAINST ABSTAIN 1. To approve a new Investment Sub-Advisory Agreement between The [ ] [ ] [ ] Variable Annuity Life Insurance Company (“VALIC”) and American Century Global Investment Management, Inc., with respect to the VALIC Ultra Fund. 2. To approve an arrangement to permit VALIC, on behalf of the following [ ] [ ] [ ] Funds, to terminate, replace or add sub-advisers or modify sub- advisory agreements without shareholder approval: Broad Cap Value Income Fund Large Capital Growth Fund Capital Conservation Fund Mid Cap Strategic Growth Fund Foreign Value Fund Small Cap Special Values Fund Global Equity Fund Small Cap Strategic Growth Fund Global Strategy Fund VALIC Ultra Fund Large Cap Core Fund PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY MEMBER AMERICAN INTERNATIONAL GROUP INC. P.O. BOX 9132 HINGHAM, MA 02043-9132 BROAD CAP VALUE INCOME FUND CAPITAL • CONSERVATION FUND • FOREIGN VALUE FUND GLOBAL EQUITY FUND • GLOBAL STRATEGY FUND • LARGE CAP CORE FUND LARGE CAPITAL GROWTH FUND • MID CAP STRATEGIC GROWTH FUND SMALL CAP SPECIAL VALUES FUND • SMALL CAP STRATEGIC GROWTH FUND • VALIC ULTRA FUND VOTING OR GROUP AUTHORIZATION CARD VALIC COMPANY I THE VARIABLE ANNUITY LIFE INSURANCE COMPANY This Voting/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposals in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope. The undersigned hereby instructs VALIC Separate Account A and/or VALIC Separate Account C, as applicable (the “Separate Account”), to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Special Meeting of Shareholders and any adjournments of the Special Meeting. With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account. Only shareholders of record at the close of business on August 17, 2007 are entitled to vote at the meeting and any adjournments thereof. Date: PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. SIGNATURE PRINT NAME TITLE TELEPHONE # VOTING/GROUP AUTHORIZATION [ ] Check here to vote only and vote on reverse side. [ ] Check here to authorize only and DO NOT VOTE ON REVERSE SIDE.

Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING: FOR AGAINST ABSTAIN 1. To approve a new Investment Sub-Advisory Agreement between The [ ] [ ] [ ] Variable Annuity Life Insurance Company (“VALIC”) and American Century Global Investment Management, Inc., with respect to the VALIC Ultra Fund. 2. To approve an arrangement to permit VALIC, on behalf of the following [ ] [ ] [ ] Funds, to terminate, replace or add sub-advisers or modify sub- advisory agreements without shareholder approval: Broad Cap Value Income Fund Large Capital Growth Fund Capital Conservation Fund Mid Cap Strategic Growth Fund Foreign Value Fund Small Cap Special Values Fund Global Equity Fund Small Cap Strategic Growth Fund Global Strategy Fund VALIC Ultra Fund Large Cap Core Fund PLEASE SIGN AND DATE ON THE REVERSE SIDE.

LOGO/ADDRESS
PRINTS HERE

999 999 999 999 99

EzVote℠

Consolidated Voting Instruction Card

This form is your EzVote Consolidated Voting Instruction Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

BROAD CAP VALUE INCOME FUND • CAPITAL CONSERVATION FUND • FOREIGN VALUE FUND
GLOBAL EQUITY FUND • GLOBAL STRATEGY FUND • LARGE CAP CORE FUND • LARGE CAPITAL GROWTH FUND
MID CAP STRATEGIC GROWTH FUND • SMALL CAP SPECIAL VALUES FUND
SMALL CAP STRATEGIC GROWTH FUND • VALIC ULTRA FUND

VALIC COMPANY I **VOTING INSTRUCTION CARD**

The undersigned shareholder of the above referenced Funds, hereby votes all the shares of the Funds which the undersigned is entitled to vote as of August 17, 2007, the record date, at the Special Meeting of Shareholders (the "Meeting") to be held at 2919 Allen Parkway, Meeting Room 2, Houston, Texas, on November 9, 2007 at 2:00 p.m., Central time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Notice of Meeting and accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Date ____________________, 2007

Signature(s) ***(Sign in the Box)***

NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

2007 EZ

DETACH CONSOLIDATED VOTING INSTRUCTION CARD AT PERFORATION BELOW

VOTING OPTIONS

VOTING BY TELEPHONE

1. Read the accompanying Proxy Statement and the Consolidated Proxy Card.
2. Call the toll-free number **1-888-221-0697**.
3. Follow the recorded instructions.

VOTING BY INTERNET

1. Read the accompanying Proxy Statement and the Consolidated Voting Instruction Card.
2. Go to Web site **www.proxyweb.com**.
3. Follow the instructions provided.

VOTING BY MAIL

1. Read the accompanying Proxy Statement and the Consolidated Voting Instruction Card.
2. Please mark, sign and date your Voting Instruction Card.
3. Return the Voting Instruction Card in the postage-paid envelope provided.

NOTE: If you vote by phone or on the Internet, please do not return your Voting Instruction Card.

INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you elect to vote each account separately, do not return the Consolidated Voting Instruction Card above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH ACCOUNT SEPERATELY.

Dated ______________________________

Signature(s) ***(Please sign in box)***

NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

Card Code

Consolidated Voting Instruction Card

Please fill in box as shown using black or blue ink or number 2 pencil. O
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 AND PROPOSAL 2 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company ("VALIC") and American Century Global Investment Management, Inc. with respect to the VALIC Ultra Fund;	O	O	O
2. To approve an arrangement to permit VALIC, on behalf of the following Funds, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.	O	O	O

Broad Cap Value Income Fund
Capital Conservation Fund
Foreign Value Fund
Global Equity Fund
Global Strategy Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Strategic Growth Fund
Small Cap Special Values Fund
Small Cap Strategic Growth Fund
VALIC Ultra Fund

PLEASE BE SURE TO DATE AND SIGN THE VOTING INSTRUCTION CARD IN THE SPACES PROVIDED ON THE REVERSE SIDE.

2007 EZ

T DETACH CONSOLIDATED VOTING INSTRUCTION CARD AT PERFORATION BELOW T

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 |

FUND NAME PRINTS HERE

	FOR	AGAIINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 |

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
1. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐

000 0000000000 000 0

999 999 999 999 99 |

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 |

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐		

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐

000 0000000000 000 0
JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	☐	☐	☐
2. APPROVAL OF MANAGER OF MANAGERS ORDER	☐	☐	☐